Exhibit (h)(4)(iii)

SECOND AMENDMENT TO

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II,

NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV,

NATIXIS CASH MANAGEMENT TRUST,

LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, and HANSBERGER

INTERNATIONAL SERIES,

each on behalf of its respective series listed on Schedule B, severally and not jointly

AND STATE STREET BANK AND TRUST COMPANY

This Second Amendment (this “Amendment”) dated as of February 29, 2008, is between NATIXIS FUNDS TRUST I (f/k/a IXIS Advisor Funds Trust I), NATIXIS FUNDS TRUST II (f/k/a IXIS Advisor Funds Trust II), NATIXIS FUNDS TRUST III (f/ka IXIS Advisor Funds Trust III), NATIXIS FUNDS TRUST IV (f/k/a IXIS Advisor Funds Trust IV), NATIXIS CASH MANAGEMENT TRUST (f/k/a IXIS Advisor Funds Cash Management Trust), LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, and HANSBERGER INTERNATIONAL SERIES, each on behalf of its respective series listed on Schedule B, severally and not jointly, each a registered management investment company organized and existing under the laws of Massachusetts (collectively, the “Trusts,” and each a “Trust”), and STATE STREET BANK AND TRUST COMPANY, its affiliates or subsidiaries (“State Street”).

Reference is made to a Securities Lending Authorization Agreement dated the 1st day of September, 2005 between the Trusts, other than Hansberger International Series, and State Street, as amended and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”).

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement as set forth below.

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Agreement to Add Trust. Each party hereto hereby agrees to the addition of Hansberger International Series, on behalf of its series listed on Schedule B, as amended and attached hereto, as a Trust and as one of the Trusts under the Agreement.

3. Amendments.

(i) Hansberger International Series, on behalf of its series listed on Schedule B, as amended and attached hereto, is hereby added as a Trust and as one of the Trusts under the Agreement.

(ii) Section 13 (Representations and Warranties) is hereby amended by adding the following to the end thereof:

“Each Fund hereby represents to State Street that: (i) its policies and objectives generally permit it to engage in securities lending transactions; (ii) its policies permit it to purchase shares of the State Street Navigator Securities Lending Trust with cash Collateral; (iii) its participation in State Street’s securities lending program, including the investment of cash Collateral in the State Street Navigator Securities Lending Trust, and the existing series thereof has been approved by a majority of the directors or trustees which directors and trustees are not “interested persons” within the meaning of section 2(a)(19) of the Investment Company Act of 1940, and such directors or trustees will evaluate the securities lending program no less frequently than annually to determine that the investment of cash Collateral in the State Street Navigator Securities Lending Trust, including any series thereof, is in the Fund’s best interest; and (iv) its prospectus provides appropriate disclosure concerning its securities lending activity.”

(iii) Schedule A, Schedule A-1, Schedule B and Schedule B-1 to the Agreement are hereby deleted in their entirety and the amended Schedule A, Schedule A-1, Schedule B and Schedule B-1 attached to this Amendment are substituted in their place.

4. Representations and Warranties. Each party hereto represents and warrants that (a) it has the power to execute and deliver this Amendment, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; (c) this Amendment constitutes a legal, valid and binding obligation enforceable against it; and (d) the execution, delivery, and performance by it of this Amendment will at all times comply with all applicable laws and regulations.

5. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified.

6. Effective Dates. The effective date for the change of the fee split on Schedule A is October 1, 2007. The effective date for the amendment set forth in Section 3(ii) of this Amendment and the change of the investment vehicle to State Street Navigator Securities Lending Prime Portfolio on Schedule A is December 31, 2007. The effective date for Section 2 of this Amendment, the amendment set forth in Section 3(i) of this Amendment and the addition of Hansberger International Series International Core Fund, Hansberger International Series International Growth Fund, Hansberger International Series International Value Fund and Hansberger International Series Emerging Markets Fund to Schedule A-1, Schedule B and

Amended January 2008	2 of 2

Schedule B-1 is January 1, 2008. The effective date for the addition of Loomis Sayles International Bond Fund to Schedule A-1, Schedule B and Schedule B-1 and any other change thereto related to the Loomis Sayles Funds II is February 1, 2008.

Amended January 2008	3 of 2

IN WITNESS WHEREOF, the parties hereto execute this Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II,
NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV,
NATIXIS CASH MANAGEMENT TRUST,
LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, HANSBERGER INTERNATIONAL SERIES, each on behalf of its respective series listed on Schedule B, severally and not jointly

By:	/s/ Michael Kardok
Name:	Michael Kardok
Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Suzanne Lee
Name:	Suzanne Lee
Title:	Senior Managing Director

Amended January 2008	4 of 2

Schedule A

This Schedule is attached to and made part of the Securities Lending Authorization Agreement dated the 1st day of September 2005 between NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV, NATIXIS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, and HANSBERGER INTERNATIONAL SERIES, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”), as amended.

Schedule of Fees

1. Subject to Paragraph 2 below, all proceeds collected by State Street on investment of cash Collateral or any fee income shall be allocated, with respect to each Fund, as follows:

•	Seventy-five percent (75%) payable to each Fund, and

•	Twenty-five percent (25%) payable to State Street.

2. All payments to be allocated under Paragraph 1 above shall be made after deduction of such other amounts payable to State Street or to the Borrower under the terms of this Securities Lending Authorization Agreement.

3. Each Fund instructs State Street to invest cash Collateral in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”). The management fees for investing in the Prime Portfolio are as follows:

On an annualized basis, the management/trustee/custody/fund administration/transfer agent fee for investing cash Collateral in the Prime Portfolio is not more than 5.00 basis points netted out of yield. The trustee may pay out of the assets of the Prime Portfolio all reasonable expenses and fees of the Prime Portfolio, including professional fees or disbursements incurred in connection with the operation of the Prime Portfolio.

Amended January 2008	5 of 2

Schedule A-1

This Schedule is attached to and made part of the Securities Lending Authorization Agreement dated the 1st day of September 2005 between NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV, NATIXIS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, and HANSBERGER INTERNATIONAL SERIES, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”), as amended.

FUNDS	SECURITIES LOAN LIMITATION
NATIXIS Funds Trust I

CGM Advisor Targeted Equity Fund	33 1/3%
Hansberger International Fund	33 1/3%
Natixis Income Diversified Portfolio	33 1/3%
Natixis U.S. Diversified Portfolio	33 1/3%
Loomis Sayles Core Plus Bond Fund	33 1/3%
Vaughan Nelson Small Cap Value Fund	33 1/3%

NATIXIS Funds Trust II

Harris Associates Large Cap Value Fund	33 1/3%
Loomis Sayles Massachusetts Tax Free Income Fund	33 1/3%

NATIXIS Funds Trust III

Harris Associates Focused Value Fund	33 1/3%
Natixis Moderate Diversified Portfolio	33 1/3%

NATIXIS Funds Trust IV

AEW Real Estate Fund	33 1/3%

NATIXIS Cash Management Trust

Natixis Cash Management Trust – Money Market Series	33 1/3%

1 of 2

Loomis Sayles Funds I

Loomis Sayles Bond Fund	33 1/3%
Loomis Sayles Fixed Income Fund	33 1/3%
Loomis Sayles Global Bond Fund	33 1/3%
Loomis Sayles High Income Opportunities Fund	33 1/3%
Loomis Sayles Institutional High Income Fund	33 1/3%
Loomis Sayles Intermediate Duration Fixed Income Fund	33 1/3%
Loomis Sayles Investment Grade Fixed Income Fund	33 1/3%
Loomis Sayles Inflation Protected Securities Fund	33 1/3%
Loomis Sayles Securitized Asset Fund	33 1/3%
Loomis Sayles Small Cap Value Fund	33 1/3%

Loomis Sayles Funds II

Loomis Sayles High Income Fund	33 1/3%
Loomis Sayles Limited Term Government and Agency Fund	33 1/3%
Loomis Sayles Municipal Income Fund	33 1/3%
Loomis Sayles Strategic Income Fund	33 1/3%
Loomis Sayles Investment Grade Bond Fund	33 1/3%
Loomis Sayles Growth Fund	33 1/3%
Loomis Sayles Research Fund	33 1/3%
Loomis Sayles Mid Cap Growth Fund	33 1/3%
Loomis Sayles Small Cap Growth Fund	33 1/3%
Loomis Sayles Value Fund	33 1/3%
Loomis Sayles Global Markets Fund	33 1/3%
Loomis Sayles Tax-Managed Equity Fund	33 1/3%
Loomis Sayles International Bond Fund	33 1/3%

Hansberger International Series

International Core Fund	33 1/3%
International Growth Fund	33 1/3%
International Value Fund	33 1/3%
Emerging Markets Fund	33 1/3%

Amended January 2008	2 of 2

Schedule B

This Schedule is attached to and made part of the Securities Lending Authorization Agreement dated the 1st day of September 2005 between NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV, NATIXIS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II and HANSBERGER INTERNATIONAL SERIES, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”), as amended.

Fund Name	Taxpayer ID Number	Tax Year-End
Natixis Funds Trust I
CGM Advisor Targeted Equity Fund	04-2443453	December 31st
Hansberger International Fund	04-3293754	December 31st
Natixis Income Diversified Portfolio	13-4309972	December 31st
Natixis U.S. Diversified Portfolio	04-3231674	December 31st
Loomis Sayles Core Plus Bond Fund	04-2519841	September 30th
Vaughan Nelson Small Cap Value Fund	04-3331744	December 31st

Natixis Funds Trust II
Harris Associates Large Cap Value Fund	04-1990692	December 31st
Loomis Sayles Massachusetts Tax Free Income Fund	04-6502765	September 30th

Natixis Funds Trust III
Harris Associates Focused Value Fund	04-3543882	December 31st
Natixis Moderate Diversified Portfolio	76-0759073	December 31st

Natixis Funds Trust IV
AEW Real Estate Fund	04-3510288	January 31st

Natixis Cash Management Trust
Natixis Cash Management Trust – Money Market Series	04-6447044	June 30th

1 of 2

Loomis Sayles Funds I
Loomis Sayles Bond Fund	04-3113274	September 30th
Loomis Sayles Fixed Income Fund	04-3219175	September 30th
Loomis Sayles Global Bond Fund	04-3113281	September 30th
Loomis Sayles High Income Opportunities Fund	65-1214747	September 30th
Loomis Sayles Institutional High Income Fund	04-3362512	September 30th
Loomis Sayles Intermediate Duration Fixed Income Fund	04-3448648	September 30th
Loomis Sayles Investment Grade Fixed Income Fund	04-3219179	September 30th
Loomis Sayles Inflation Protected Securities Fund	04-3113271	September 30th
Loomis Sayles Securitized Asset Fund	51-0544654	September 30th
Loomis Sayles Small Cap Value Fund	04-3113283	September 30th

Loomis Sayles Funds II
Loomis Sayles High Income Fund	04-2814890	September 30th
Loomis Sayles Limited Term Government and Agency Fund	04-6610760	September 30th
Loomis Sayles Municipal Income Fund	04-2603057	September 30th
Loomis Sayles Strategic Income Fund	04-3268670	September 30th
Loomis Sayles Investment Grade Bond Fund	04-3339561	September 30th
Loomis Sayles Growth Fund	04-3113270	September 30th
Loomis Sayles Research Fund	04-3520219	September 30th
Loomis Sayles Mid Cap Growth Fund	04-3339593	September 30th
Loomis Sayles Small Cap Growth Fund	04-3339616	September 30th
Loomis Sayles Value Fund	04-3113285	September 30th
Loomis Sayles Global Markets Fund	04-3308834	September 30th
Loomis Sayles Tax-Managed Equity Fund	04-3284782	September 30th
Loomis Sayles International Bond Fund	36-4623763	September 30th

Hansberger International Series
International Core Fund	65-0696324	December 31st
International Growth Fund	65-0696325	December 31st
International Value Fund	65-0696327	December 31st
Emerging Markets Fund	65-0694331	December 31st

2 of 2

Schedule B-1

This Schedule is attached to and made part of the Securities Lending Authorization Agreement dated the 1st day of September 2005 between NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST III, NATIXIS FUNDS TRUST IV, NATIXIS FUNDS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II and HANSBERGER INTERNATIONAL SERIES, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”), as amended.

FUNDS	EFFECTIVE DATE OF AGREEMENT
Natixis Funds Trust I

CGM Advisor Targeted Equity Fund	September 1, 2005
Hansberger International Fund	September 1, 2005
Natixis Income Diversified Portfolio	December 20, 2005
Natixis U.S. Diversified Portfolio	September 1, 2005
Loomis Sayles Core Plus Bond Fund	October 1, 2005
Vaughan Nelson Small Cap Value Fund	September 1, 2005

Natixis Funds Trust II

Harris Associates Large Cap Value Fund	September 1, 2005
Loomis Sayles Massachusetts Tax Free Income Fund	October 1, 2005

Natixis Funds Trust III

Harris Associates Focused Value Fund	September 1, 2005
Natixis Moderate Diversified Portfolio	September 1, 2005

Natixis Funds Trust IV

AEW Real Estate Fund	September 1, 2005

Natixis Cash Management Trust

Natixis Cash Management Trust – Money Market Series	September 1, 2005

3 of 2

Loomis Sayles Funds I

Loomis Sayles Bond Fund	September 1, 2005
Loomis Sayles Fixed Income Fund	September 1, 2005
Loomis Sayles Global Bond Fund	September 1, 2005
Loomis Sayles High Income Opportunities Fund	September 1, 2005
Loomis Sayles Institutional High Income Fund	September 1, 2005
Loomis Sayles Intermediate Duration Fixed Income Fund	September 1, 2005
Loomis Sayles Investment Grade Fixed Income Fund	September 1, 2005
Loomis Sayles Inflation Protected Securities Fund	September 1, 2005
Loomis Sayles Securitized Asset Fund	September 1, 2005
Loomis Sayles Small Cap Value Fund	September 1, 2005

Loomis Sayles Funds II

Loomis Sayles High Income Fund	October 1, 2005
Loomis Sayles Limited Term Government and Agency Fund	October 1, 2005
Loomis Sayles Municipal Income Fund	October 1, 2005
Loomis Sayles Strategic Income Fund	October 1, 2005

Loomis Sayles Investment Grade Bond Fund	September 1, 2005
Loomis Sayles Growth Fund	September 1, 2005
Loomis Sayles Research Fund	September 1, 2005
Loomis Sayles Mid Cap Growth Fund	September 1, 2005
Loomis Sayles Small Cap Growth Fund	September 1, 2005
Loomis Sayles Value Fund	September 1, 2005
Loomis Sayles Global Markets Fund	September 1, 2005
Loomis Sayles Tax-Managed Equity Fund	September 1, 2005
Loomis Sayles International Bond Fund	February 1, 2008

Hansberger International Series

International Core Fund	January 1, 2008
International Growth Fund	January 1, 2008
International Value Fund	January 1, 2008
Emerging Markets Fund	January 1, 2008

4 of 2